UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 20, 2006

HOMEBANC CORP.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia		30319
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, including area code:	(404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 20, 2006, HomeBanc Corp. (the “Company”) issued a press release announcing the declaration of dividends on shares of the Company’s common stock and 10% Series A preferred stock; updating guidance for the fiscal quarter ended September 30, 2006; providing preliminary operating statistics for the fiscal quarter ended September 30, 2006; and announcing expense reduction initiatives. The press release also announced the date of the Company’s earnings release and investor call regarding financial results for the fiscal quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Pursuant to General Instruction F to Current Report on Form 8-K, the press release is attached to this Current Report as Exhibit 99.1 and only those portions of the press release related to the historical results of operations of the Company and its subsidiaries for the fiscal quarters ended September 30, 2005, June 30, 2006 and September 30, 2006 are incorporated into this Item 2.02 by reference. The information contained in this Item 2.02, including the information set forth in the press release filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 furnished pursuant to this Item 2.02 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 7.01.	Regulation FD Disclosure.

On October 20, 2006, the Company issued a press release announcing the declaration of dividends on shares of the Company’s common stock and 10% Series A preferred stock; updating guidance for the fiscal quarter ended September 30, 2006; providing preliminary operating statistics for the fiscal quarter ended September 30, 2006; and announcing expense reduction initiatives. The press release also announced the date of the Company’s earnings release and investor call regarding financial results for the fiscal quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Pursuant to General Instruction F to Current Report on Form 8-K, the press release is attached to this Current Report as Exhibit 99.1 and only those portions of the press release related to the historical results of operations of the Company and its subsidiaries for the fiscal quarters ended September 30, 2005, June 30, 2006 and September 30, 2006 are incorporated into this Item 7.01 by reference. The information contained in this Item 7.01, including the information set forth in the press release filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated October 20, 2006.*

*          As described in Items 2.02 and 7.01 above of this Current Report, this exhibit is “furnished and not “filed” with this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 20, 2006

HOMEBANC CORP.

		By:	/s/ ALANA L. GRIFFIN
		Name:	Alana L. Griffin
		Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 20, 2006.*

* As described in Items 2.02 and 7.01 above of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.